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                RESIDENTIAL LEASE-RENTAL AGREEMENT AND DEPOSIT RECEIPT

    RECEIVED FROM COLOR SPOT NURSERIES, INC. (hereinafter referred to as Tenant), the sum of One Thousand Two Hundred and no/100 Dollars ($1,200.00), evidenced by a check, as a deposit which, upon acceptance of this rental agreement, the Owner of the premises, hereinafter referred to as Owner, shall apply said deposit as follows:

                                                                  BALANCE DUE
                                              TOTAL     RECEIVED    PRIOR TO
                                                                    OCCUPANCY
Rent for the period from 12/1/95 to 8/31/96 $1,200.00   $1,200.00   $ - 0 -
Security deposit (not applicable toward
  last month's rent)                                                $ - 0 -
Other                                                               $ - 0 -
TOTAL                                       $1,200.00   $1,200.00   $ - 0 -

    In the event that this agreement is not accepted by the Owner or his authorized agent within five (5) days, the total deposit received shall be refunded. Tenant hereby offers to rent from the Owner the premises situated in the City of Lodi, County of San Joaquin, State of California, described as 5298 Harney Lane and consisting of a home, upon the following TERMS and CONDITIONS:

1. TERM: The term hereof shall commence on 12/1/95 and continue (check one of the two following alternatives):

    until 8/31/96 for a total rent of Forty Three Thousand Two Hundred and no/100 Dollars ($43,200.00)

    on a month-to-month basis thereafter, until either party shall terminate the same by giving the other party ____ days written notice delivered by certified mail.

2. RENT: Rent shall be $1,200.00 per month, payable in advance, upon the 1st day of each calendar month to Owner or his authorized agent, at the following address: M Vukelich, P. O. Box 5081, Richmond, CA 94806, or at such other places as may be designated by Owner from time to time. In the event rent is not paid within five (5) days after due date, Tenant agrees to pay a late charge of $25.00 plus interest at 10% per month on the delinquent amount. Tenant further agrees to pay $25.00 for each dishonored bank check. The late charge period is not a grace period, and Owner is entitled to make written demand for any rent unpaid on the second day of the rental period. Any unpaid balances remaining after termination of occupancy are subject to 1-1/2% interest per month or the maximum rate allowed by law.

3. MULTIPLE OCCUPANCY: It is expressly understood that this agreement is between the Owner and each signatory


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jointly and severally.  In the event of default by any one signatory each and every remaining signatory shall be responsible for timely payment of rent and all other provisions of this agreement.

4. UTILITIES: Tenant shall be responsible for the payment of all utilities and services, except: N/A which shall be paid by Owner.

5. USE: The premises shall be used exclusively as a residence for no more than 2 persons. Guests staying more than a total of 3 days in a calendar year without written consent of Owner shall constitute a violation of this agreement.

6. ANIMALS: No animals shall be brought on the premises without the prior consent of the Owner.

7. HOUSE RULES: In the event that the premises are a portion of a building containing more than one unit, Tenant agrees to abide by any and all house rules, whether promulgated before or after the execution hereof, including, but not limited to, rules with respect to noise, odors, disposal of refuse, animals, parking, and use of common areas. Tenant shall not have a waterbed on the premises without prior written consent of the Owner.

8. ORDINANCES AND STATUTES: Tenant shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the use of the premises. If you are located in a rent control area, contact Rent and Arbitration Board for your legal rights.

9. ASSIGNMENT AND SUBLETTING: Tenant shall not assign this agreement or sublet any portion of the premises without prior written consent of the Owner.

10. MAINTENANCE, REPAIRS, OR ALTERATIONS: Tenant acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Owner may at any time give tenant a written inventory of furniture and furnishings on the premises and Tenant shall be deemed to have possession of all said furniture and furnishings in good condition and repair, unless he objects thereto in writing within five (5) days after receipt of such inventory. Tenant shall, at his own expense, and at all times, maintain the premises in a clean and sanitary manner including all equipment, appliances, furniture and furnishings therein and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Tenant shall be responsible for damages caused by his negligence and that of his family or invitees and guests. Tenant shall not paint, paper or otherwise redecorate or make alterations to the premises without the prior written consent of the Owner. Tenant shall irrigate and maintain any surrounding grounds, including lawns and shrubbery, and keep the same clear of rubbish or weeds. If such grounds are a part of the premises and are exclusively for the use of the Tenant, Tenant shall not commit any waste upon said premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.


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11. INVENTORY: Any furnishings and equipment to be furnished by Owner shall be set out in a special inventory. The inventory shall be signed by both Tenant and Owner concurrently with this Lease and shall be a part of this Lease.

12. DAMAGES TO PREMISES: If the premises are so damaged by fire or from any other cause as to render them untenantable, then either party shall have the right to terminate this Lease as of the date on which such damage occurs, through written notice to the other party, to be given within fifteen (15) days after occurrence of such damage; except that should such damage or destruction occur as the result of the abuse or negligence of Tenant, or its invitees, then Owner only shall have the right to termination. Should this right be exercised by either Owner or Tenant, then rent for the current month shall be prorated between the parties as of the date the damage occurred and any prepaid rent and unused security deposit shall be refunded to Tenant. If this Lease is not terminated, then Owner shall promptly repair the premises and there shall be a proportionate deduction of rent until the premises are repaired and ready for Tenant's occupancy. The proportionate reduction shall be based on the extent to which the making of repairs interferes with Tenant's reasonable use of the premises.

13. ENTRY AND INSPECTION: Owner shall have the right to enter the premises: (a) in case of emergency; (b) to make necessary or agreed repairs, decorations, alterations, improvements, supply necessary or agreed services, exhibit the premises to prospective or actual purchasers, mortgagees, tenants, workmen, or contractors; (c) when Tenant has abandoned or surrendered the premises. Except under (a) and (c), entry may not be made other than during normal business hours, and without not less than 24 hours prior notice to Tenant.

14. INDEMNIFICATION: Owner shall not be liable for any damage or injury to Tenant, or any other person, or to any property, occurring on the premises or any part thereof, or in common areas thereof, unless such damage is the proximate result of the negligence or unlawful act of Owner, his agents, or his employees. Tenant agrees to hold Owner harmless from any claims for damages, no matter how caused, except for injury or damages for which Owner is legally responsible.

15. PHYSICAL POSSESSION: If Owner is unable to deliver possession of the premises at the commencement hereof, Owner shall not be liable for any damage caused thereby, nor shall this agreement be void or voidable, but Tenant shall not be liable for any rent until possession is delivered. Tenant may terminate this agreement if possession is not delivered within five (5) days of the commencement of the term hereof.

16. DEFAULT: If Tenant shall fail to pay rent when due, or perform any term hereof, after not less than three (3) days written notice of such default given in the manner required by law, the Owner, at his option, may terminate all rights of Tenant hereunder, unless Tenant, within said time, shall cure such default. If Tenant abandons or vacates the property, while in default of the payment of rent, Owner may consider any property left on the premises to be abandoned and may dispose of the same in any manner allowed by law. In the event the Owner reasonably believes


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that such abandoned property has no value, it may be discarded.  All property on the premises is hereby subject to a lien in favor of Owner for the payment of all sums due hereunder, to the maximum extent allowed by law.

    In the event of a default by Tenant, Owner may elect to (a) continue the lease in effect and enforce all his rights and remedies hereunder, including the right to recover the rent as it becomes due, or (b) at any time, terminate all of Tenant's rights hereunder and recover from Tenant all damages he may incur by reason of the breach of the lease, including the cost of recovering the premises, and including the worth at the time of such termination, or at the time of an award if such be instituted to enforce this provision, of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loss which the Tenant proves could be reasonably avoided.

17. SECURITY: The security deposit set forth, if any, shall secure the performance of Tenant's obligations hereunder Owner may, but shall not be obligated to, apply all portions of said deposit on account of Tenant's obligations hereunder. Any balance remaining upon termination shall be returned to Tenant. Tenant shall not have the right to apply the security deposit in payment of the last month's rent. Funds held at N/A.

18. DEPOSIT REFUNDS: The balance of all deposits shall be refunded within two weeks from date possession is delivered to Owner or his Authorized Agent, together with a statement showing any charges made against such deposits by Owner.

19. ATTORNEYS' FEES: In any legal action brought to either party to enforce the terms hereof or relating to the demised premises, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fees.

20. WAIVER: No failure of Owner to enforce any term hereof shall be deemed a waiver. The acceptance of rent by Owner shall not waive his right to enforce any term hereof.

21. NOTICES: Any notice which either party may give or is required to give, may be given by mailing the same, certified mail, to Tenant at the premises or to Owner at the address shown herein or at such other places as may be designated by the parties from time to time.

22. HOLDING OVER: Any holding over after expiration hereof, with the consent of Owner, shall be construed as a month-to-month tenancy in accordance with the terms hereof, as applicable, until either party shall terminate the same by giving the other party thirty (30) days written notice delivered by certified mail.

23. TIME: Time is of the essence of this agreement.

ADDITIONAL TERMS AND CONDITIONS are set forth on the following pages.


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ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following __________, if any, have been made a part of this agreement before the parties' execution hereof:

                                                 Dated:    12/13/95
-----------------------------------                ---------------------

The undersigned Tenant hereby acknowledges       ______________________ Tenant
receipt of a copy hereof:                        _____________________________
_________________________ Real Estate Company    _______________________ Owner
_____________________________________________    Dated: ______________________
ACCEPTANCE:  ________________________ Owner




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


                                  ADDENDUM TO LEASE


    THIS ADDENDUM TO LEASE ("Addendum") is made and entered into this 13th day of December, 1995 by and between Michael F. Vukelich, Guardian of Trisha Vukelich ("Lessor") and Color Spot Nurseries, Inc., a Delaware corporation ("Lessee") and modifies that certain Residential Lease - Rental Agreement of even date herewith ("Lease").

    NOW, THEREFORE, in consideration of the above recitations, which are hereby acknowledged to be true and correct, and of the Premises and mutual covenants and agreements herein contained, the parties hereby agree as follows:

    1.   MODIFICATIONS TO LEASE.

         a. Paragraph 1 of the Lease shall be deleted and replaced in its entirety with the following:

         "TERM". The Lease term shall be extended from the date hereof through August 31, 1996. Lessee shall have the option to renew the Lease for an additional nine (9) consecutive one (1) year periods beginning September 1, 1996 by giving Lessor notice of the exercise of such option before July 1 of the year in which such option is to be exercised. If said notification of the exercise of the options are not so given and received, the options shall automatically expire; the options may only be exercised consecutively. If, as of Lessor's receipt of an option notice, Lessee is in default under the Lease, the option notice shall be ineffective. Except as otherwise provided, the terms and conditions of the Lease will remain the same during any renewal term."

         b.   Delete Paragraph 2 of the Lease and replace with the following:

         "Lessee will pay to Lessor annual rent of $14,400.00, payable in advance in equal monthly installments of $1,200.00 on or before the first day of each month. If Lessee exercises any option to extend the Lease as provided in this Paragraph 2, the monthly rent payable during such one-year renewal term shall be an amount equal to $1200.00 multiplied by that fraction, the numerator of which is the Consumer Price Index for all Urban Consumers, U.S. City Average, all items, published by the U.S. Bureau of Labor Statistics ("Consumer Price Index") for September 1 of the year in which the option is to be exercised and the denominator of which is the Consumer Price Index for September 1, 1995. Said rent shall be temporarily computed on September I of the year in which the option is exercised based on the latest available Consumer Price Index and shall be finally computed retroactive to September 1 of such year when the Consumer Price Index from September 1 of that year is available. Any adjustment in rent due to a difference between the rent as temporarily and as finally computed shall be added to or subtracted from the first monthly installment of rent which becomes payable after the final computation is made. If the U.S. Bureau of Labor Statistics discontinues publishing the Consumer Price Index, then "Consumer Price Index" as used herein shall mean any comparable index published by the U.S. Bureau of Labor Statistics, or if none, any comparable index published by an agency of the United States Government."

    2.   OPTION TO PURCHASE.

         a. Lessor hereby grants to Lessee the exclusive right and option to purchase the premises which are the subject of Lease ("Lease Premises") . The option may be exercised by Lessee giving Lessor notice of Lessee's election to purchase the Leased Premises at any time prior to July 1, 2005; provided, that, Lessee's option to purchase the Leased Premises shall expire at such time as the Lease terminates, whether by breach of Lessee or by Lessee failing to exercise any of the extension options referenced in Paragraph 2 hereof. If Lessee exercises the option, the closing of the Leased Premises will be held within 30 days after said notice is delivered to Lessor.

         b. The purchase price for the Leased Premises shall be $135,000. Lessor shall convey the Leased Premises to Lessee by transferrable, California Grant Deed, and title shall be in fee simple, marketable, free, clear and unencumbered except for real estate taxes and assessments not yet due and payable which shall be prorated as of the closing date, easements and restrictions of record as of the date hereof and such other easements and restrictions of record which do not materially interfere with the use and enjoyment of the Lease Premises as used by Lessee.

    3. NOTICE. Any notice or notification to any party required, permitted or contemplated hereunder will be in writing, will be addressed to the party to be notified at the address set forth below, or at such other address as each party address set forth below, or at such other address as each party may designate f or itself from time to time by notice hereunder, and will be deemed to have been validly served, given or delivered (i) five days following deposit in the United States mails, by certified mail, with proper postage prepaid, (ii) the next business day after such notice was delivered to regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory to such carrier, made for the payment of such fees, or (iii) upon receipt (provided that any notice received during nonbusiness hours will be deemed received at the beginning of the next business hour) of notice given by telecopy, mailgram, telegram, telex, or personal delivery:

    To Lessor:     Michael F. Vukelich
                   1859 Danielle Court
                   Walnut Creek, CA 94598
                   Telecopy No. (510) 934-7178


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    To Lessor:     Color Spot Nurseries, Inc.
                   13880 San Pablo Blvd.
                   2nd Floor
                   San Pablo, CA 94806
                   Telecopy No. (510) 237-8066

    4. WHOLE AGREEMENT. This Addendum sets f orth the entire agreement between the parties with respect to the matters set f orth herein. There have been no additional oral or written representations or agreements.

    5. RATIFICATION. Except as specifically modified hereby, the Lease shall remain in full force and effect and unmodified. The provisions set forth in this Addendum shall be deemed part of the Lease and shall supersede, to the extent appropriate, any contrary provisions of the Lease. In case of any inconsistency between the provisions of the Lease and this Addendum, the provisions of the latter shall govern and control.

    IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

LESSOR:

MICHAEL F. VUKELICH
GUARDIAN FOR TRISHA VUKELICH


By:
    ------------------------------
    Michael F. Vukelich



LESSEE:

COLOR SPOT NURSERIES, INC.,
A DELAWARE CORPORATION


By:
    ------------------------------
Its:
    ------------------------------





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